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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

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                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) March 3, 1997
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                                   CD RADIO INC.
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               (Exact Name of Registrant as Specified in Charter)


                                     Delaware
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                 (State or Other Jurisdiction of Incorporation)



        0-24710                                       52-1700207
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(Commission File Number)                   (IRS Employer Identification No.)


Sixth Floor, 1001 22nd Street, N.W.
Washington, D.C.                                                     20037
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code  (202) 296-6192
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         (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5.  OTHER EVENTS.

         Reference is made to the discussion in Item 1 of Part I of the Report on Form 10-K of CD Radio Inc. (the "Company") for the year ended December 31, 1995 (the "10-K Report") under the headings "Business-Government Regulation" and "Business-Risk Factors-Government Regulation, No Assurance of FCC License," and in Item 5 of Part II of the Company's Report of Form 10-Q for the quarter ended June 30, 1996 and in the Company's Reports on Form 8-K dated September 11, 1996 and October 16, 1996.

         On March 3, 1997, the Federal Communications Commission (the "FCC") announced that it would award two licenses (the "FCC Licenses") to construct, launch and operate satellites to provide Digital Audio Radio Service. The FCC has allocated 25 MHz of the S-band spectrum for such licenses. The two FCC Licenses would be awarded using competitive bidding in a closed auction among the Company and the other three existing applicants. The auction is scheduled for April 1, 1997.

         Pursuant to the auction terms established by the FCC, prior to the commencement of the auction each applicant must deposit $3 million with the FCC. The minimum opening bid for each FCC License is $8 million. The bidding will continue until only two bidders remain. Within 10 business days following the announcement of winning bidders, each auction winner must deposit with the FCC 20% of its winning bid. The $3 million initial deposit is applied toward the 20% down payment. The winning bidders will also be required to supplement their applications on file with the FCC within 30 days after the close of bidding. After the FCC has confirmed receipt of each winning bidder's down payment and acceptance of each winning bidder's application, the FCC will accept petitions to deny the winning bidders' applications. If the FCC dismisses these petitions, the winning bidders will have 10 business days to submit the balance of their winning bids. There can be no assurance that the Company will be one of the two winning bidders in the auction.

         This report contains forward-looking statements concerning the process, timing and terms upon which FCC Licenses will be awarded. However, there can be no assurance that such terms will not be modified in the future. Further, the actions of the FCC are subject to judicial review. Reference is made to the information set forth under the headings "Business-Government Regulation" and "Business-Risk Factors" in Item 1 of Part I of the 10-K Report for discussion of other factors which could cause actual events to differ from those anticipated by the Company. Accordingly, no assurance can be given that the actual process, timing and terms of the award of the FCC Licenses or that the structure of the auction will conform to the terms as set forth herein, or that the Company will receive an FCC License.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           CD RADIO INC.




      03/11/97                             By /s/ David Margolese
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          Date                               David Margolese
                                             Chairman of the Board and
                                             Chief Executive Officer





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